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                           FIFTH SUPPLEMENT TO LEASE

                                     between

                  TOLEDO-LUCAS COUNTY PORT AUTHORITY, as Lessor

                                       and

                     BURLINGTON AIR EXPRESS INC., as Lessee

                          Dated as of December 1, 1996


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Filed for record on on December 19, 1996 at   This  Fifth  Supplement  to  Lease
10:30 o'clock a.m.,  E.D.T., at M96-          supplements  a Lease  between  the
3194C08, in the LUCAS COUNTY, OHIO RECORDS    named  Lessor and Lessee  dated as
                                              of April 1,  1989,  as  previously
                                              supplemented by a First Supplement
                                              to Lease  dated as of  January  1,
                                              1990, a Revised and Amended Second
                                              Supplement  to  Lease  dated as of
                                              September   1,   1990,   a   Third
                                              Supplement  to  Lease  dated as of
                                              June  1,   1991,   and  a   Fourth
                                              Supplement  to  Lease  dated as of
                                              March 1, 1994,  each  between  the
                                              Lessor and the Lessee.  A Restated
                                              Memorandum  of Lease was filed for
                                              record on October 1, 1990 at 12:44
                                              o'clock  p.m.  E.D.S.T.,  at  M90-
                                              1318C06  in the  Records  of Lucas
                                              County, Ohio, the Third Supplement
                                              to Lease was  filed for  record on
                                              October  1,  1991 at 8:55  o'clock
                                              a.m. E.D.S.T., at M91-1446A06, and
                                              the Second Restated  Memorandum of
                                              Lease  was  filed  for  record  on
                                              March  22,  1994 at 11:24  o'clock
                                              a.m.,  E.S.T.,  at M94-746C09,  in
                                              the Records of Lucas County, Ohio.


                                      158


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                            FIFTH SUPPLEMENT TO LEASE

              This Fifth Supplement to Lease (the Fifth Supplement) dated as of December 1, 1996 between the Toledo-Lucas County Port Authority (the Issuer), a port authority and political subdivision duly organized and validly existing under the laws of the State of Ohio (the State), and Burlington Air Express Inc. (formerly known as Burlington Air Express USA Inc.) (the Company), a for-profit corporation organized and existing under the laws of the State of Delaware and duly authorized to transact business in the State (with each term used in the recitals that follow as a defined term but not defined therein having the meaning assigned to it expressly or by reference in Section 1);

                              W I T N E S S E T H:

              WHEREAS, the Issuer, as lessor, and the Company, as lessee, have heretofore entered into a Lease dated as of April 1, 1989 (the Original Lease), as amended and supplemented by a First Supplement to Lease dated as of January 1, 1990 (the First Supplement), a Revised and Amended Second Supplement to Lease dated as of September 1, 1990 (the Second Supplement), a Third Supplement to Lease dated as of June 1, 1991 (the Third Supplement) and a Fourth Supplement to Lease dated as of March 1, 1994 (the Fourth Supplement), each between the Issuer and the Company (as so amended and supplemented, the Existing Lease) and have caused a Restated Memorandum of Lease, the Third Supplement, the Fourth Supplement and a Second Restated Memorandum of Lease to be filed for record as described on the cover page hereto; and

              WHEREAS, the Issuer is obligated under Section 11.2 of the Existing Lease to reimburse the Company for any United States Customs Service charges incurred by the Company with respect to its operations at the Airport; and

              WHEREAS, pursuant to the Act and the Joint Participation Agreement entered into with and at the request of the Company, the Issuer entered into contracts for the acquisition, construction, installation, improvement and equipping of the Project in order to expand the area of the Ramp, as to which Ramp Expansion the Company is to have a preferential right of use in common with all other users of the Airport, and the Ramp Expansion was substantially completed and the Company commenced use of the Ramp Expansion in September 1996; and

              WHEREAS, the Project will enhance the use and value of the Leased Premises to the Authority and the Company and create and preserve jobs and employment opportunities and promote economic development within the jurisdiction of the Issuer; and

              WHEREAS, in accordance with the Joint Participation Agreement, the Company has provided money to the Issuer to pay certain Project costs heretofore due and payable, in anticipation of being reimbursed for its provision for payment of those costs from proceeds of the Bonds which the Issuer has determined to issue, sell and deliver at the request of the Company in the aggregate principal amount of $4,000,000, for such purpose and to pay any additional Project costs, pursuant to the Act, the Inducement Resolution and the Joint Participation Agreement; and

              WHEREAS, the Company, in consideration of the services provided and to be provided by the Issuer under the Existing Lease, the Issuer's acquisition, construction, installation, improvement and equipping of the Project in order to expand the area of the Ramp, the Company's preferential right of use of the Ramp Expansion and the Issuer's determination to issue revenue obligations to provide funds to pay, or to reimburse the Company for provision of funds for payment of, costs of the Project, has agreed to (i) assume a portion of the charges for United States Customs Service charges with respect to its operations at the Airport for 1996, 1997 and 1998 and all of those charges for which bills are received on or after December 31, 1998 with respect to its operations, (ii) an increase in the Ramp Fees in respect of the additional

                                      159

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costs to the Issuer of maintaining the Ramp Expansion,  (iii) a reduction in the
Expansion Area by the area of the Ramp Expansion, and (iv) pay to or for the account of the Issuer amounts sufficient to pay, on condition that they be used to pay, the principal of and interest and any premium on the Bonds as provided in the Use Agreement; and

              WHEREAS, this Fifth Supplement modifies certain contract rights of the Issuer and the Company under the Existing Lease but does not otherwise affect the leasehold interest established by the Existing Lease;

              NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and contained in the Joint Participation Agreement and the Use Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Company hereby covenant and agree as follows:

              Section 1. Definitions. Each term used herein as a defined term and not otherwise defined herein, unless the context or use requires otherwise, shall have the meaning assigned to it in the Existing Lease. In addition to the words and terms defined by reference or elsewhere in this Fifth Supplement, as used herein:

              "Bonds" means the $4,000,000  Airport  Development  Revenue Bonds,
Series 1996-1  (Burlington  Air  Express  Inc.   Obligor),  issued by the Issuer
pursuant to Resolution No. 69-96 adopted on July 25, 1996.

              "Joint  Participation  Agreement" means the agreement  between the
Issuer and the Company, stated to be effective February 22, 1996 and fully executed as of March 29, 1996, pursuant to which the Issuer agreed, among other things, to let, and proceeded to let, contracts for the acquisition, construction, installation, improvement and equipping of the Project, in consideration of the Company's agreement to provide money to pay Project costs due and payable prior to the issuance and delivery of the Bonds and of the other agreements and covenants made therein by the Company.

              "Project" means expansion of the existing Ramp at the Airport by acquiring, constructing, installing, improving and equipping a general purpose aircraft apron on the Ramp Expansion Site adjacent to the existing Ramp Site for transient aircraft parking and loading and unloading operations, consisting of 4-inch limestone screenings covered by 8 inches of black bituminous material, covered by 15 inches of concrete, together with any necessary taxiway lights, two high mast apron flood lights, drainage facilities (including an oil and water separation system), and relocation of portions of Air Cargo Parkway and the access road between the Ramp and the Fuel Farm located formerly on the Ramp Expansion Site onto adjacent property, and all necessary appurtenances.

              "Ramp  Expansion" means that portion of the Project other than the acquisition, construction, installation and improvement of the relocated portions of Air Cargo Parkway and the access road between the Ramp and the Fuel Farm onto property adjacent to the Ramp Expansion Site.

              "Ramp Expansion Site" means the real property described in Exhibit A hereto.

              "Use Agreement" means the Use Agreement, dated as of even date herewith, between the Company and the Issuer, as amended or supplemented from time to time.

                                      160


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

              Section 2. Ramp Expansion. The definition of "Ramp" in Section 1.1 of the Existing Lease shall be and hereby is amended to read as follows:


              "Ramp" means the portion of the Project comprised of an approximately 40-acre transient aircraft parking and loading and unloading ramp, and necessary appurtenances thereto, constructed on the Ramp Site, together with an approximately 10-acre expansion thereof, used for transient aircraft parking and loading and unloading, and necessary appurtenances thereto, constructed on the Ramp Expansion Site, and the taxiway connectors relating thereto.

              The following definition of "Ramp Expansion Site" and a new "Exhibit C-1" in the form of Exhibit A hereto shall be and are hereby added to the Existing Lease:

              "Ramp Expansion Site" means the real property described in Exhibit C-1 hereto.

              Section 3. United States Customs Service Charges. Notwithstanding the provisions of the Existing Lease or any other existing agreement or course of conduct or dealing, the Company has paid $100,000 to the Issuer in 1996 in respect of Customs Service charges for which bills are received by the Company in 1996 with respect to the Company's regularly scheduled flights arriving at the Airport, and hereby agrees to pay to the Issuer the amount of $75,000 on January 1, 1997 and on July 1, 1997 and the amount of $100,000 on January 1, 1998 and on July 1, 1998 in respect of such charges for which bills are received by the Company in 1997 and 1998; provided, that the Issuer shall remain liable under the Existing Lease for the payment of all Customs Service charges for which bills are received by the Company on or before December 31, 1998 with respect to Customs Service activities provided for the Company's regularly scheduled flights arriving at the Airport, regardless of whether the foregoing deposits to be made by the Company shall be sufficient for the payment of those charges. Any Customs Service charges for which bills are received by the Company on or after December 31, 1998 with respect to Customs Service activities provided for the Company's flights arriving at the Airport, whether regularly scheduled or otherwise, shall be paid by the Company, and the Issuer shall not have any obligation for the payment or reimbursement of all or any part of those charges.

             Section 4. Expansion  Site.  The definition of "Expansion  Site" in
Section 1.1 of the Existing Lease shall be and is hereby amended to read as follows:

              "Expansion Site" means a 54.952-acre Expansion Site presently owned or leased by the Lessor and contiguous to the Initial Site, including the Leased Expansion Site and the precise location of the balance of which will be identified, when agreed upon by the Lessor and the Lessee, in a supplement to this Lease to be executed and delivered by appropriate officers of the Lessor and the Lessee and, so long as such site does not exceed 54.952 acres less the Leased Expansion Site, without any further legislative action on behalf of the Lessor; provided, that the location of the Expansion Site may be changed at any time and from time to time by an appropriate instrument executed by appropriate officers of the Lessor and the Lessee solely in the discretion of the Lessor and the Lessee, without notice to or the consent of any other Person and, so long as the size of the Expansion Site is not increased, without any further legislative action on behalf of the Lessor.

              Section 5. Ramp Fees. Clause (a)(ii) of Section 3.2 of the Existing Lease shall be and is hereby amended, in its entirety, to read as follows:

                    (ii) on or prior to each Rental Payment Date commencing with the November 1991 Rental Payment Date, as a user fee for the preferential


                                      161



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               but common use of the Ramp,  the Ramp Fees in an amount  equal to
               (A) during the Initial Term (I) prior to the November 1996 Rental Payment Date, $38,368.97, (II) on the November 1996 Rental
               Payment Date, $33,674.53, (III) on the December 1996 Rental Payment Date, $55,445.21 (which includes the amounts of $5,442.67 with respect to use and maintenance of the Ramp Expansion Site for each of the months September, October and November 1996), and
               (IV)  on  and  after  the  January  1997  Rental   Payment  Date,
               $39,117.20,  provided,  that, the Ramp Fees to be paid under this
               Section 3.2(a)(ii)(A) (under each of subclauses (I), (II), (III) and (IV)) shall be adjusted upward, commencing on the Rental Payment Date next following any date on which the Lessor, pursuant to Section 2(b) of the Second Supplement pays, or causes to be paid, for deposit or transfer to the Interest Account in the Bond Fund, an amount sufficient to fund the Monthly Interest Payment portions of the Basic Rent as set forth in Schedules I and II of Exhibit D to this Lease, by, and shall thereafter include, in addition to all other amounts payable hereunder, an amount equal to $3,001.97, and (B) during any of the extension periods provided pursuant to Section 2.5 hereof, an amount adjusted, pursuant thereto, to the fair market value of the use of the Ramp.

              Section 6. Ratification of Lease; Integration. As amended and supplemented hereby, the Existing Lease is, in all respects, ratified and confirmed and remains in full force and effect. It is understood and agreed that as of the date of execution and delivery of this Fifth Supplement, the Lease is comprised only and exclusively of the Original Lease, the First Supplement, the Second Supplement, the Third Supplement, the Fourth Supplement and this Fifth Supplement, and that the Lease, as so constituted, together with the Guaranty and the Assumption Agreement, constitute the entire understanding of the Issuer and the Company with respect to the subject matter thereof and hereof, and that the Lease, as so constituted, together with the Guaranty and Assumption Agreement, supersede all other oral or written agreements, prior to the date of execution and delivery of this Fifth Supplement, with respect thereto.

              Section 7. General Agreements. This Fifth Supplement shall take effect upon the execution and delivery hereof and shall continue in effect until the expiration of the Lease Term. The Issuer and the Company agree that they will execute and deliver such further documents and do such further acts and things as are necessary fully to effect the purposes of this Fifth Supplement. THIS FIFTH SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE AND SHALL INURE TO THE BENEFIT OF AND BE BINDING UPON THE ISSUER AND THE COMPANY AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. Any provision hereof invalid under any law shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. This Fifth Supplement may be executed in counterpart, and in several counterparts, each of which shall be deemed an original.

                   (Balance of page intentionally left blank)

                                      162



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              IN WITNESS  WHEREOF,  the Issuer and the Company  have caused this
Fifth Supplement to Lease to be duly executed in their respective names by their duly authorized officers all as of the date first hereinbefore written.

Signed and acknowledged as to               TOLEDO-LUCAS COUNTY PORT
the Issuer in the presence of:              AUTHORITY

/s/ Margaret J. Hutchinson                  By: /s/ James H. Hartung
-----------------------------                   --------------------------------
Name:  Margaret J. Hutchinson                       James H. Hartung, President

/s/ Geraldine A. Jagos                      By: /s/ Jerry J. Arkebauer
-----------------------------                   --------------------------------
Name:  Geraldine A. Jagos                           Jerry J. Arkebauer,
   (Witnesses as to both)                           Secretary-Fiscal Officer

Signed and acknowledged as to               BURLINGTON AIR EXPRESS INC.
the Company in the presence of:

/s/ Peter Laterza                           By: /s/ David J. Duffy
-----------------------------                   --------------------------------
Name:  Peter Laterza                        David J. Duffy, Assistant Treasurer

/s/ Sherry L. Carlton
-----------------------------
Name:  Sherry L. Carlton
       (Witnesses)

     Approved as to form: /s/ Mary Frederick Coy
                          ------------------------------------
                              Mary Frederick Coy, Staff Counsel

                                      163



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STATE OF OHIO                               )
                                            )

COUNTY OF LUCAS                             )

              On this 12th day of December, 1996, before me, a Notary Public in and for said County and State, personally appeared James H. Hartung and Jerry J. Arkebauer, President and Secretary-Fiscal Officer, respectively, of the Toledo-Lucas County Port Authority, and acknowledged that they did sign the foregoing instrument as such officers of said Port Authority, respectively, for and on behalf of said Port Authority and by authority granted by law and by the Board of Directors of said Port Authority and that the same is their voluntary act and deed as such officers on behalf of said Port Authority and the voluntary and corporate act and deed of said Port Authority.

              IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

[Seal]                                                  /s/ Margaret Hutchinson
                                                        -----------------------
                                                                 Notary Public

                                                MARGARET J. HUTCHINSON
                                                Notary Public, State of Ohio
                                            My Commission Expires Aug. 19, 1997


COMMONWEALTH OF VIRGINIA                       )
                                               )

COUNTY OF HENRICO                              )

              On this 16th day of December, 1996, before me, a Notary Public in and for said County and Commonwealth, personally appeared David J. Duffy, Assistant Treasurer of Burlington Air Express Inc., and acknowledged that he did sign the foregoing instrument as such officer of said corporation for and on behalf of said corporation and by authority granted by the Board of Directors of said corporation and that the same is his voluntary act and deed as such officer on behalf of said corporation and the voluntary and corporate act and deed of said corporation.

              IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

[Seal]                                                 /s/ Pamela D. Washington
                                                       -------------------------
                                                           Notary Public

          This instrument was prepared by:     D. Bruce Gabriel, Esq.
                                               Squire, Sanders & Dempsey L.L.P.
                                               4900 Key Tower
                                               127 Public Square
                                               Cleveland, Ohio  44114-1304

                                      164

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                                   CERTIFICATE

              The undersigned, Fiscal Officer of the Issuer under the aforesaid Fifth Supplement to Lease, hereby certifies that the moneys required to meet the obligations of the Issuer during the year 1996 under that Fifth Supplement to Lease have been lawfully appropriated by the Board of Directors of the Issuer for such purposes and are in the treasury of the Issuer or in the process of collection to the credit of an appropriate fund, free from any previous encumbrances. This Certificate is given in compliance with Sections 5705.41 and 5705.44, Ohio Revised Code.

Dated:  December 18, 1996                    /s/ Jerry J. Arkebauer
                                             -----------------------
                                             Secretary - Fiscal Officer,

                       Toledo-Lucas County Port Authority

                                      165



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                               CONSENT OF DIRECTOR

              The undersigned, The Director of Development of the State of Ohio, by the undersigned duly authorized officer, hereby acknowledges receipt of notice of, and hereby consents to, the foregoing Fifth Supplement to Lease and the amendments, changes, modifications, covenants and agreements therein made to the extent, if any, that those amendments, changes, modifications, covenants and agreements are material to that Director.

                                                    THE DIRECTOR OF DEVELOPMENT
                                                    OF THE STATE OF OHIO

Dated:  December 18, 1996                           By: /s/ Donald E. Jakeway
                                                        ---------------------
                                                            Deputy Director
                                      166



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                               CONSENT OF TRUSTEE

              The undersigned, as Trustee under the Indenture identified in the foregoing Fifth Supplement to Lease, by the undersigned duly authorized officer, hereby (i) acknowledges receipt of notice of the foregoing Fifth Supplement to Lease and the amendments, changes, modifications, covenants and agreements therein made, (ii) determines that such amendments, changes and modifications of the Lease are required in connection with changes in the Lease that are not to the prejudice of the Trustee or the holders of the Bonds issued under that Indenture, and (iii) consents to that Fifth Supplement to Lease and the amendments, changes, modifications, covenants and agreements therein made.

                                                MELLON BANK, F.S.B., as Trustee

Dated:  December 18, 1996                       By: /s/ Lisa J. Garrett
                                                    -------------------
                                                       Vice President

                                      167

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                                                                       EXHIBIT A
                              RAMP EXPANSION SITE

     A parcel of land being a part of Section 10, Town 7 North, Range 9 East, Swanton Township, Lucas County, Ohio, and being more particularly described as follows:

     Commencing at an iron pin at the Southeast corner of the Northeast quarter of Section 10, Swanton Township;

     thence North 88[d] 46' 07" West, on the South line of the Northeast quarter of Section 10, a distance of 1,539.26 feet to a point;

     thence North 21[d] 23' 38" West, on a line being at right angles to the centerline of Runway 7-25, a distance of 439.34 feet to a point on the Southeasterly line of the existing 40,000 acre Burlington Apron;

     thence South 68[d] 36' 22" West, on a line being 1362.50 feet Southeasterly of as measured perpendicular to and parallel with the centerline of Runway 7-25 and on the Southeasterly line of the existing 40,000 acre Burlington Apron, a distance of 930.00 feet to a point, said point being the TRUE POINT OF BEGINNING of the parcel herein described; thence continuing South 68[d] 36' 22" West, on a line being 1362.50 feet Southeasterly of as measured perpendicular to and parallel with the centerline of Runway 7-25 and on the Southwesterly extension of the Southeasterly line of the existing 40,000 acre Burlington apron, a distance of 700.00 feet to a point;

     thence North 21[d] 23' 38" West, on a line being at right angles to the centerline of Runway 7-25, a distance of 625.25 feet to a point;


     thence North 68[d] 36' 22" East, on a line being 737.25 feet, Southeasterly of as measured perpendicular to and parallel with the centerline of Runway 7-25, a distance of 700.00 feet to the Northwesterly corner of the existing 40,000 acre Burlington Apron;


     thence South 21[d] 23' 38" East, on a line being at right angles to the centerline of Runway 7-25, and on the Southwesterly line of the existing 40,000 acre Burlington Apron, a distance of 625.25 feet to the TRUE POINT OF BEGINNING of the parcel herein described, containing 10.048 acres of land, more or less, subject to all easements, zoning restrictions of record and legal highways.


     The bearings used herein are for the purpose of describing angles only and are not referenced to true or magnetic North.

                                      168

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